SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                          CURRENT REPORT

                Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10,
2003

                        PATRIOT BANK CORP
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      (Exact name of registrant as specified in its charter)

          Pennsylvania              0-26744          23-2820537
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(State or other jurisdiction      (Commission      (IRS Employer
      of incorporation)           File Number)      Indent. No.)

High and Hanover Streets, Pottstown Pennsylvania         19464
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     (Address of principal executive office)          (Zip Code)

                          (610) 323-1500
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        Registrant's telephone number, including area code

                               N/A
  --------------------------------------------------------------
  (Former name or former address, if changed since last report.)



Item 5.  Other Events.

     The Company's press release, dated September 5, 2003, announcing the acquisition of Tyler Wealth Counselors, Inc., a wealth management firm headquartered in West Chester, Pennsylvania is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

              The following exhibits are filed herewith:

                   99  Press Release, dated September 5, 2003,
                       of Patriot Bank Corp.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PATRIOT BANK CORP.

Dated:  September 10, 2003    /s/Richard A. Elko
                              ----------------------------------
                                 Richard A. Elko,
                                 President and
                                 Chief Executive Officer